UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 18, 2006
(Date of earliest event reported)
CAPTEC FRANCHISE CAPITAL
PARTNERS L.P. IV
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-9371 (Commission File Number)	38-3304096 (IRS Employer Identification No.)

24 Frank Lloyd Wright Drive Lobby L, 4th Floor Ann Arbor, Michigan (Address of Principal Executive Offices)	48106 (Zip Code)
(734) 994-5505
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.
     On December 18, 2006, Captec Franchise Capital Partners L.P. IV (the “Partnership”) and LMA Holdings, LLC (“Purchaser”) executed an Agreement of Sale (the “Agreement”) pursuant to which the Partnership has agreed to sell to Purchaser the Partnership’s real property interests located in Plano, Texas and leased to Sterling Jewelers, Inc. for a purchase price of $900,000.
     The closing of the transaction contemplated by the Agreement is contingent upon the satisfaction of certain customary conditions set forth more fully in the Agreement, including satisfactory completion of due diligence review by the Purchaser. The parties to the Agreement anticipate that the closing will occur on or before March 18, 2007.
     An affiliate of the Purchaser has previously purchased twelve real property assets of the Partnership in June 2005. There is no material relationship between the Partnership or its affiliates and the Purchaser, other than in respect of this Agreement and the previous transaction in June 2005.

Item 9.01.	Financial Statements and Exhibits.
(a)	No financial statements are required to be filed as part of this Form 8-K.

(b)	No pro forma financial information is required to be filed as part of this Form 8-K.

(c)	The following exhibit is filed as part of this Form 8-K:

99	Purchase and Sale Agreement between LMA Holdings, LLC and Captec Franchise Capital Partners L.P. IV, dated December 18, 2006.
Forward-Looking Statements
     This Form 8-K contains forward-looking statements, which are any statements other than statements of historical fact. As utilized in this document, words such as “intends,” “anticipates,” “expects,” “will,” “could,” “estimate” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, including statements concerning anticipated future revenues, by their nature involve substantial risks and uncertainties, many of which are beyond the Partnership’s control and the Partnership’s actual results may differ materially depending on a variety of important factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Partnership disclaims any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTEC FRANCHISE CAPITAL PARTNERS L.P. IV
By:	GP4 Asset Acquisition, LLC
General Partner of Captec Franchise Capital Partners L.P. IV

By:	/s/ Patrick L. Beach
Patrick L. Beach
President

Date:	December 18, 2006

Exhibit Index

Exhibit no.	Description of Exhibit
99	Purchase and Sale Agreement between LMA Holdings, LLC and Captec Franchise Capital Partners L.P. IV, dated December 18, 2006.